UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2016 (July 21, 2016)

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2255 Glades Road, Suite 342W, Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 443-5301

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Golisano Holdings LLC

On July 21, 2016, Twinlab Consolidated Holdings, Inc. (the “Company”) issued an Unsecured Delayed Draw Promissory Note in favor of Golisano Holdings LLC, a New York limited liability company (“Golisano LLC”), pursuant to which Golisano LLC may, in its sole discretion and pursuant to draw requests made by the Company, loan the Company up to the maximum principal amount of $4,769,996 (the “Golisano Note”). The Golisano Note matures on January 28, 2019. Interest on the outstanding principal accrues at a rate of 8.5% per year. The principal of the Golisano Note is payable at maturity. Effective July 21, 2016, the Company requested, and Golisano LLC approved, the initial draw under the Golisano Note in the original principal amount of $1,135,227, which funds were transferred to the Company on July 22, 2016.

The Golisano Note provides that the Company issue into escrow in the name of Golisano LLC a warrant to purchase an aggregate of 2,168,178 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), at an exercise price of $.01 per share (the “Golisano Warrant”).

The Golisano Warrant will not be released from escrow or be exercisable unless and until the Company fails to pay Golisano LLC the entire unamortized principal amount of the Golisano Note and any accrued and unpaid interest thereon as of January 28, 2019 or such earlier date as is required pursuant to an Acceleration Notice (as defined in the Golisano Note).

The Company has reserved 2,168,178 shares of Common Stock for issuance under the Golisano Warrant. The Golisano Warrant, if exercisable, expires on July 21, 2022.

The Golisano Warrant is also subject to customary adjustments upon any recapitalization, capital reorganization or reclassification, consolidation, merger or transfer of all or substantially all of the assets of the Company.

The Company and Golisano LLC previously entered into a Registration Rights Agreement, dated as of October 5, 2015 (the “Registration Rights Agreement”), granting Golisano LLC certain registration rights for certain shares of Common Stock. The shares of Common Stock issuable pursuant to the Golisano Warrant are also entitled to the benefits of the Registration Rights Agreement.

The forgoing descriptions of the (i) Golisano Note and the (ii) Golisano Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of such document, which document was filed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 8, 2015 and is hereby incorporated by reference herein.

LITTLE HARBOR, LLC

On July 21, 2016, the Company issued an Unsecured Delayed Draw Promissory Note in favor of Little Harbor, LLC, a Nevada limited liability company (“Little Harbor”), pursuant to which Little Harbor may, in its sole discretion and pursuant to draw requests made by the Company, loan the Company up to the maximum principal amount of $4,769,996 (the “Little Harbor Note”). The Little Harbor Note matures on January 28, 2019. Interest on the outstanding principal accrues at a rate of 8.5% per year. The principal of the Little Harbor Note is payable at maturity.

As previously reported by the Company in the Company’s Current Report on Form 8-K filed with the SEC on September 22, 2014, the Company’s subsidiary Twinlab Holdings, Inc. (“THI”) is a party to that certain Debt Repayment Agreement, dated July 31, 2014 (the “Repayment Agreement”), pursuant to which THI is required to make certain monthly payments to Little Harbor. If Little Harbor, in its discretion, accepts a draw request made by the Company under the Little Harbor Note, Little Harbor shall not transfer cash to the Company, but rather Little Harbor shall irrevocably agree to accept the principal amount of any Monthly Delayed Draw Loan (as defined in the Little Harbor Note) drawn by the Company pursuant to and subject to the terms of the Little Harbor Note in lieu and in complete satisfaction of the obligation of THI to make an equivalent dollar amount of periodic cash payments otherwise due Little Harbor under the Repayment Agreement. Effective June 21, 2016, the Company requested the initial draw under the Little Harbor Note in the original principal amount of $1,135,227. Little Harbor approved the Company’s draw request and, in accordance with the terms of the Little Harbor Note, agreed to accept such principal as payment of an equivalent dollar amount under the Repayment Agreement.

The Little Harbor Note provides that the Company issue into escrow in the name of Little Harbor a warrant to purchase an aggregate of 2,168,178 shares of Common Stock at an exercise price of $.01 per share (the “Little Harbor Warrant”).

The Little Harbor Warrant will not be released from escrow or be exercisable unless and until the Company fails to pay Little Harbor the entire unamortized principal amount of the Little Harbor Note and any accrued and unpaid interest thereon as of January 28, 2019 or such earlier date as is required pursuant to an Acceleration Notice (as defined in the Little Harbor Note).

The Company has reserved 2,168,178 shares of Common Stock for issuance under the Little Harbor Warrant. The Little Harbor Warrant, if exercisable, expires on July 21, 2022.

The Little Harbor Warrant is also subject to customary adjustments upon any recapitalization, capital reorganization or reclassification, consolidation, merger or transfer of all or substantially all of the assets of the Company.

The Little Harbor Warrant grants Little Harbor certain registration rights for the shares of Common Stock issuable upon exercise of the Little Harbor Warrant.

The forgoing descriptions of the (i) Little Harbor Note and the (ii) Little Harbor Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report. The foregoing description of the Repayment Agreement is qualified in its entirety by reference to the full text of such document, which document was filed by the Company in a Current Report on Form 8-K filed with the SEC on September 22, 2014 and is hereby incorporated by reference herein.

AMENDMENTS OF PRIOR NOTES

As previously reported by the Company in the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2015, the Company, on January 28, 2016, issued an Unsecured Promissory Note to Golisano LLC (the “First Golisano Note”) and an Unsecured Promissory Note to GREAT HARBOR CAPITAL, LLC (the “First Great Harbor Note”). As previously reported by the Company in the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2016, the Company, on March 21, 2016, issued an Unsecured Promissory Note to Golisano LLC (the “Second Golisano Note”) and an Unsecured Promissory Note to Great Harbor Capital, LLC (the “Second Great Harbor Note”). As previously reported by the Company in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2016, the Company, on April 5, 2016, issued an Unsecured Promissory Note to JL-Utah Sub, LLC (the “JL-US Note”). On July 21, 2016, in connection with the issuance of the Golisano Note and the Little Harbor Note, the Company entered into an Amendment No. 3 to Unsecured Promissory Note amending the terms of the First Golisano Note (“Golisano Amendment No. 3”), an Amendment No. 3 to Unsecured Promissory Note amending the terms of the First Great Harbor Note (“GH Amendment No. 3”), an Amendment No. 2 to Unsecured Promissory Note amending the terms of the Second Golisano Note (“Golisano Amendment No. 2”), an Amendment No. 2 to Unsecured Promissory Note amending the terms of the Second Great Harbor Note (“GH Amendment No. 2”), and an Amendment No. 1 to Unsecured Promissory Note amending the terms of the JL-US Note (“JL-US Amendment No. 1”), in each case to make reference in the cross default and pari passu provisions to the Golisano Note and the Little Harbor Note.

The forgoing descriptions of (i) Golisano Amendment No. 3, (ii) GH Amendment No. 3, (iii) Golisano Amendment No. 2, (iv) GH Amendment No. 2, and (v) JL-US Amendment No. 1 are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)	The information set forth in Item 1.01 regarding the (i) Golisano Note and (ii) Little Harbor Note is hereby incorporated by reference in answer to Item 2.03(a).

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the (i) Golisano Warrant and (ii) Little Harbor Warrant is hereby incorporated by reference in answer to Item 3.02.

The Company issued the above-referenced (i) Golisano Warrant and (ii) Little Harbor Warrant to Golisano LLC and Little Harbor, respectively, in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution. The Company believes that the issuance of the (i) Golisano Warrant and (ii) Little Harbor Warrant were exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act. The (i) Golisano Warrant and (ii) Little Harbor Warrant were issued directly by the Company and did not involve a public offering or general solicitation. Each of Golisano LLC and Little Harbor were afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that each of Golisano LLC and Little Harbor, immediately prior to the issuance of the above-referenced (i) Golisano Warrant and (ii) Little Harbor Warrant, respectively, had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. Each of Golisano LLC and Little Harbor had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the above-referenced (i) Golisano Warrant and (ii) Little Harbor Warrant.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.7	Debt Repayment Agreement, dated as of July 31, 2014, by and between Twinlab Holdings, Inc. and Little Harbor, LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on September 22, 2014 and hereby incorporated by reference herein).

Exhibit 10.92	Registration Rights Agreement, dated as of October 5, 2015, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on October 8, 2015 and hereby incorporated by reference herein).

Exhibit 10.112	Unsecured Promissory Note, dated January 28, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2016 and hereby incorporated by reference herein).

Exhibit 10.113	Warrant, dated January 28, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2016 and hereby incorporated by reference herein).

Exhibit 10.114	Unsecured Promissory Note, dated January 28, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of GREAT HARBOR CAPITAL, LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2016 and hereby incorporated by reference herein).

Exhibit 10.115	Warrant, dated January 28, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2016 and hereby incorporated by reference herein).

Exhibit 10.119	Unsecured Promissory Note, dated March 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2016 and hereby incorporated by reference herein).

Exhibit 10.120	Warrant, dated March 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2016 and hereby incorporated by reference herein).

Exhibit 10.121	Unsecured Promissory Note, dated March 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of GREAT HARBOR CAPITAL, LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2016 and hereby incorporated by reference herein).

Exhibit 10.122	Warrant, dated March 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2016 and hereby incorporated by reference herein).

Exhibit 10.126	Unsecured Promissory Note, dated April 5, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of JL-Utah Sub, LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2016 and hereby incorporated by reference herein).

Exhibit 10.127	Warrant, dated April 5, 2016, by and between Twinlab Consolidated Holdings, Inc. and JL-Utah Sub, LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2016 and hereby incorporated by reference herein).

Exhibit 10.135	Unsecured Delayed Draw Promissory Note, dated July 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC.

Exhibit 10.136	Warrant, dated July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.137	Unsecured Delayed Draw Promissory Note, dated July 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Little Harbor, LLC.

Exhibit 10.138	Warrant, dated July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Little Harbor, LLC.

Exhibit 10.139	Amendment No. 3 to Unsecured Promissory Note, dated as of July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.140	Amendment No. 2 to Unsecured Promissory Note, dated as of July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.141	Amendment No. 3 to Unsecured Promissory Note, dated as of July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

Exhibit 10.142	Amendment No. 2 to Unsecured Promissory Note, dated as of July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

Exhibit 10.143	Amendment No. 1 to Unsecured Promissory Note, dated as of July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and JL-Utah Sub, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2016	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Richard H. Neuwirth
Richard H. Neuwirth
Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.135	Unsecured Delayed Draw Promissory Note, dated July 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC.

Exhibit 10.136	Warrant, dated July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.137	Unsecured Delayed Draw Promissory Note, dated July 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Little Harbor, LLC.

Exhibit 10.138	Warrant, dated July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Little Harbor, LLC.

Exhibit 10.139	Amendment No. 3 to Unsecured Promissory Note, dated as of July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.140	Amendment No. 2 to Unsecured Promissory Note, dated as of July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.141	Amendment No. 3 to Unsecured Promissory Note, dated as of July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

Exhibit 10.142	Amendment No. 2 to Unsecured Promissory Note, dated as of July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

Exhibit 10.143	Amendment No. 1 to Unsecured Promissory Note, dated as of July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and JL-Utah Sub, LLC.